SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: October 23, 2003
(Date of earliest event reported)

MARINEMAX, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-14173

DELAWARE	59-3496957
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

18167 U.S. 19 NORTH, SUITE 499
Clearwater, Florida	33764
(Address of principal executive offices)	(ZIP Code)

(727) 531-1700
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release of MarineMax, Inc. dated October 23, 2003, reporting the financial results of its fourth quarter of fiscal 2003 and its fiscal year ended September 30, 2003, results.

ITEM 9. REGULATION FD DISCLOSURE

The Company is furnishing the information required by item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9 in accordance with SEC Release No.33-8216

On October 23, 2003, MarineMax, Inc. reported the financial results of its fourth quarter of fiscal 2003 and its fiscal year ended September 30, 2003, results. A copy of MarineMax, Inc. press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 9.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2003

MARINEMAX, INC.

By:	/s/ Michael H. McLamb Michael H. McLamb Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1 Press Release of MarineMax, Inc. dated October 23, 2003, reporting the financial results of its fourth quarter of fiscal 2003 and its fiscal year ended September 30, 2003, results.